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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 20, 2004



                                CFS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     000-24611                  35-2042093
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


             707 Ridge Road
            Munster, Indiana                                        46321
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


                                  (219) 836-5500
               ----------------------------------------------------
               (Registrant's telephone number, including area code)









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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 20, 2004, the Board of Directors of CFS Bancorp, Inc., a Delaware corporation (the "Company"), approved the Directors' Deferred Compensation Plan (the "Plan") for compensation paid to non-executive directors of the Company and its affiliates. The purpose of the Plan is to permit directors to defer the receipt of fees payable to them for their services as directors of the Company or any of the Company's affiliates. A copy of the Plan is attached as an exhibit to this report.

         Under the Plan, a director who elects to participate in the Plan may elect to defer all or any part of the compensation earned by the director for services as a director (including cash retainers, fees for attendance at regularly scheduled board meetings, special meetings called from time to time and any and all meetings of committees of the board of directors) until a designated time, the director's death or cessation of service as a director. The Plan also provides that directors may elect to receive common stock of the Company in lieu of the cash compensation that would otherwise be payable to them. In the event a director elects to receive Company stock in lieu of cash compensation, on the last day of each calendar three-month period, the director's stock account will be credited with the number of shares determined by dividing the cash compensation earned by the director during such period by the fair market value of the Company's stock.

         Benefits paid under the Plan are paid in a single lump-sum distribution, unless the director elects at the time of the initial deferral to receive annual installments over a period of five years. All shares of Company stock credited to a director's stock account will, at the time of distribution, be distributed in Company stock and all amounts credited to a director's interest-bearing cash account will be distributed in cash.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

10.1 Directors' Deferred Compensation Plan of CFS Bancorp, Inc., effective January 1, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CFS BANCORP, INC.
                                  (Registrant)


Date:  December 21, 2004          By: /s/ Brian L. Goins
                                      ------------------------------------------
                                      Brian L. Goins, Vice President -
                                      Corporate Counsel






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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

10.1 Directors' Deferred Compensation Plan of CFS Bancorp, Inc., effective January 1, 2005




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